Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

by and between

The Sherwin-Williams Company, as Issuer,

and

Citigroup Global Markets Inc.,

and

Wells Fargo Securities, LLC, as Dealer Managers

Dated as of June 2, 2017

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into this 2nd day of June, 2017, by and among The Sherwin-Williams Company, an Ohio corporation (the “Company”), and Citigroup Global Markets Inc. and Wells Fargo Securities, LLC (collectively, the “Dealer Managers”).

This Agreement is made pursuant to the Offering Memorandum and Consent Solicitation Statement dated May 2, 2017 (as amended or supplemented, the “Offering Memorandum”), which provides for the offers by the Company to exchange any and all of the outstanding 7.250% Notes due 2019, 4.200% Notes due 2022, 3.300% Notes due 2025, 3.950% Notes due 2026 and 4.400% Notes due 2045 (collectively, the “Old Valspar Notes”) issued by The Valspar Corporation, a Delaware corporation (“Valspar”), and held by certain eligible holders in exchange for newly issued debt securities of the Company (the “New SHW Notes”), in each case maturing on the same date and bearing an interest rate of the same amount per annum as the applicable series of Old Valspar Notes for which they are exchanged and cash, on the terms and subject to the conditions set forth in the Offering Memorandum. The execution of this Agreement is a condition to the consummation of the Original Exchange Offer (as defined below).

In consideration of the foregoing, the parties hereto agree as follows:

1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“Additional Interest” shall have the meaning set forth in Section 2.5.

“Affiliate” shall mean an “affiliate” as that term is defined in Rule 405 under the Securities Act.

“Agreement” shall have the meaning set forth in the preamble.

“Automatic Shelf Registration Statement” shall mean an “automatic shelf registration statement” as that term is defined in Rule 405 under the Securities Act.

“Company” shall have the meaning set forth in the preamble and shall also include the Company’s successors.

“Dealer Managers” shall have the meaning set forth in the preamble.

“Dealer Manager Agreement” means the Dealer Manager Agreement, dated May 2, 2017, by and among the Company and the Dealer Managers.

“Depositary” shall mean The Depository Trust Company, or any other depositary appointed by the Company; provided, however, that such depositary must have an address in the Borough of Manhattan, in the City of New York.

“Event Date” shall have the meaning set forth in Section 2.5.

“Exchange Date” shall have the meaning set forth in the Dealer Manager Agreement.

“Exchange Offer” means the offer by the Company to exchange each Series of Registrable Securities for the corresponding Series of Exchange Securities pursuant to Section 2.1.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed incorporated by reference therein.

“Exchange Period” shall have the meaning set forth in Section 2.1.

“Exchange Securities” shall mean with respect to each series of New SHW Notes, a new series of notes maturing on the same date and bearing interest at the same rate per annum as the corresponding series of New SHW Notes (each such series of Exchange Securities, a “Series of Exchange Securities”), in each case issued by the Company under the Indenture, containing terms identical to the applicable Series of New SHW Notes in all material respects (except for references to certain additional interest rate provisions, restrictions on transfers and restrictive legends), to be offered to Holders of the applicable Series of New SHW Notes in exchange for the corresponding Series of Registrable Securities pursuant to the Exchange Offer.

“Holder” shall mean each Person who becomes the registered owner of Registrable Securities under the Indenture and each Participating Broker-Dealer that holds Exchange Securities for so long as such Participating Broker-Dealer is required to deliver a Prospectus in connection with any resale of such Exchange Securities.

“Indenture” shall mean the Indenture, dated as of July 31, 2015 between the Company and Wells Fargo Bank, N.A., as the trustee, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof.

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of outstanding Registrable Securities; provided, that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or any Affiliate of the Company shall be disregarded in determining whether such consent or approval was given by the Holders of such required percentage amount. For purposes of this definition, “outstanding” shall have the meaning prescribed in Section 2.09 of the Indenture.

“New SHW Notes” shall have the meaning set forth in the preamble.

“Offering Memorandum” shall have the meaning set forth in the preamble.

“Old Valspar Notes” shall have the meaning set forth in the preamble.

“Original Exchange Offer” means the offer by the Company to exchange any and all outstanding Old Valspar Notes for New SHW Notes, on the terms and conditions set forth in the Offering Memorandum.

“Participating Broker-Dealers” shall mean the Dealer Managers and any other broker-dealer which makes a market in the New SHW Notes and exchanges Registrable Securities in the Exchange Offer for Exchange Securities.

“Person” shall mean an individual, partnership (general or limited), corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including any such prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated or deemed incorporated by reference therein.

“Registrable Securities” shall mean the New SHW Notes; provided, however, that the New SHW Notes shall cease to be Registrable Securities when (i) a Registration Statement with respect to such New SHW Notes shall have been declared or otherwise become effective under the Securities Act and such New SHW Notes shall have been disposed of pursuant to such Registration Statement, (ii) such New SHW Notes may be resold without restriction pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act, (iii) such New SHW Notes shall have ceased to be outstanding or (iv) the Exchange Offer is consummated (except in the case of New SHW Notes which may not be exchanged in the Exchange Offer). Each of the series of New SHW Notes may be referred to herein as a “Series of Registrable Securities.”

“Registration Default” shall have the meaning set forth in Section 2.5.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC or Financial Industry Regulatory Authority (“FINRA”) registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (vi) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, (vi) the fees and expenses of the Trustee, and any escrow agent or custodian, (vii) the reasonable fees and expenses of counsel to the Dealer Managers in connection therewith, (viii) any fees and disbursements of the underwriters customarily required to be paid by issuers or sellers of securities and the fees and expenses of any special experts retained by the Company in connection with any Registration Statement, but excluding underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

“Registration Statement” shall mean any registration statement of the Company which covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed incorporated by reference therein.

“SEC” shall mean the United States Securities and Exchange Commission or any successor agency or government body performing the functions currently performed by the United States Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933.

“Securities Exchange Act” shall mean the Securities Exchange Act of 1934.

“Series of New SHW Notes” shall mean each series of New SHW Notes.

“Shelf Registration” shall mean a registration effected pursuant to Section 2.2.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company pursuant to the provisions of Section 2.2, including an Automatic Shelf Registration Statement, if applicable, which covers all of the Registrable Securities on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed incorporated by reference therein.

“Trustee” shall mean the trustee with respect to the Registrable Securities under the Indenture.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939.

“Valspar” shall have the meaning set forth in the preamble.

2. Registration Under the Securities Act.

2.1. Exchange Offer. Unless the Exchange Offer would violate applicable law or any applicable interpretation of the staff of the SEC, the Company shall, for the benefit of the Holders, at the Company’s cost, use its commercially reasonable efforts to (A) prepare and not later than 180 calendar days following the Exchange Date, file with the SEC an Exchange Offer Registration Statement on an appropriate form under the Securities Act with respect to a proposed Exchange Offer and the issuance and delivery to the Holders, in exchange for each Series of Registrable Securities, of a like principal amount of the corresponding Series of Exchange Securities, (B) cause the Exchange Offer Registration Statement to be declared effective under the Securities Act within 270 calendar days of the Exchange Date, (C) keep the Exchange Offer Registration Statement effective until the closing of the Exchange Offer and (D) cause the Exchange Offer to be consummated not later than 365 calendar days following the Exchange Date. After the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Exchange Offer, it being the objective of such Exchange

Offer to enable each Holder eligible and electing to exchange Registrable Securities for Exchange Securities (assuming that such Holder (a) is not an Affiliate of the Company, (b) is not a broker-dealer who tendered Old Valspar Notes acquired directly from Valspar for its own account in exchange for New SHW Notes, (c) is acquiring the Exchange Securities in the ordinary course of such Holder’s business and (d) is not engaged in and does not intend to engage in and has no arrangements or understandings with any Person to participate in the distribution of the Exchange Securities) to transfer such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and under state securities or blue sky laws.

In order to participate in the Exchange Offer, each Holder must represent to the Company at the time of the consummation of the Exchange Offer (which representation shall be contained in the letter of transmittal or other document accompanying the Exchange Offer Registration Statement) that it (i) is not an Affiliate of the Company, (ii) is not a broker-dealer who tendered Old Valspar Notes acquired directly from Valspar for its own account in exchange for New SHW Notes, (iii) is acquiring the Exchange Securities in the ordinary course of such Holder’s business and (iv) is not engaged in and does not intend to engage in and has no arrangements or understandings with any Person to participate in the distribution of the Exchange Securities.

In connection with the Exchange Offer, the Company shall:

(a) make available to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

(b) keep the Exchange Offer open for acceptance for a period of not less than 20 business days after the date notice thereof is mailed to the Holders (or longer at the option of the Company or if required by applicable law) (such period referred to herein as the “Exchange Period”);

(c) utilize the services of the Depositary for the Exchange Offer;

(d) permit Holders to withdraw tendered Registrable Securities at any time prior to the expiration of the Exchange Period, by sending to the institution specified in the letter of transmittal or other applicable notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange, and a statement that such Holder is withdrawing such Holder’s election to have such Registrable Securities exchanged; and

(e) otherwise comply in all material respects with all applicable laws relating to the Exchange Offer.

The Exchange Securities shall be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture and which, in either case, has been qualified under the Trust Indenture Act. The Indenture or such indenture shall provide that the Exchange Securities and the New SHW Notes shall vote and consent together on all matters as one class and that none of the Exchange Securities or the New SHW Notes will have the right to vote or consent as a separate class on any matter.

As soon as reasonably practicable after the expiration of the Exchange Offer, the Company shall:

(i) accept for exchange all Registrable Securities duly tendered and not validly withdrawn pursuant to the Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and the letter of transmittal which shall be an exhibit thereto;

(ii) deliver to the Trustee for cancellation all Registrable Securities so accepted for exchange; and

(iii) cause the Trustee promptly to authenticate and deliver Exchange Securities to each Holder of Registrable Securities so accepted for exchange in a principal amount equal to the principal amount of the corresponding Series of Registrable Securities of such Holder so accepted for exchange.

Interest on each Exchange Security will accrue from the last date on which interest was paid on the Registrable Security surrendered in exchange therefor or, if no interest has been paid on the Registrable Security, from the date of original issuance. The Exchange Offer shall not be subject to any conditions, other than (i) that the Exchange Offer, or the making of any exchange by a Holder, does not violate applicable law or any applicable interpretation of the staff of the SEC, (ii) the due tendering of Registrable Securities in accordance with the Exchange Offer, (iii) that each Holder of Registrable Securities exchanged in the Exchange Offer shall have represented that it (A) is not an Affiliate of the Company, (B) is not a broker-dealer who tendered Old Valspar Notes acquired directly from Valspar for its own account in exchange for New SHW Notes, (C) will acquire the Exchange Securities in the ordinary course of such Holder’s business and (D) is not engaged in and does not intend to engage in and has no arrangements or understandings with any Person to participate in the distribution of the Exchange Securities and shall have made such other representations as may be reasonably necessary under applicable SEC rules, regulations or interpretations to render the use of Form S-4 or other appropriate form under the Securities Act available and (iv) that no action or proceeding shall have been instituted or threatened in any court or by or before any governmental agency with respect to the Exchange Offer which, in the Company’s judgment, would reasonably be expected to impair the ability of the Company to proceed with the Exchange Offer. The Company will use its commercially reasonable efforts to cause the registrar for each Series of Registrable Securities to furnish the Dealer Managers with the names and addresses of the Holders to whom the Exchange Offer is made, and the Dealer Managers shall have the right to contact such Holders and otherwise facilitate the tender of Registrable Securities in the Exchange Offer.

2.2. Shelf Registration. (i) If, because of any changes in law, SEC rules or regulations or applicable interpretations thereof by the staff of the SEC, the Company determines upon the advice of its counsel that it is not permitted to effect the Exchange Offer as contemplated by Section 2.1, (ii) if for any other reason the Exchange Offer is not consummated within 365 days after the original Exchange Date, or (iii) if a Holder notifies the Company in writing prior to the 20th day following the consummation of the Exchange Offer that it is not permitted by applicable law to participate in the Exchange Offer or participates in the Exchange Offer and does not receive fully tradable Exchange Securities pursuant to the Exchange Offer, then in case of each of clauses (i) through (iii) the Company shall, at its reasonable cost:

(a) As promptly as practicable, but no later than 60 days after being required to do so under Section 2.2, file with the SEC, and thereafter shall use its commercially reasonable efforts to cause to become effective as promptly as practicable but no later than 270 days after being required to do so under Section 2.2, a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by the Majority Holders participating in the Shelf Registration and set forth in such Shelf Registration Statement; provided, however, that nothing in this Section 2.2(a) shall require the filing of a Shelf Registration Statement prior to the deadline for filing the Exchange Offer Registration Statement set forth in Section 2.1; provided, further, that no Holder shall be entitled to be named as a selling security holder in the Shelf Registration Statement or to use the Prospectus forming a part thereof for resales of Registrable Securities unless such Holder has signed and returned to the Company a notice and questionnaire as distributed by the Company consenting to such Holder’s inclusion in the Prospectus as a selling security holder, evidencing such Holder’s agreement to be bound by the applicable provisions of this Agreement and providing such further information to the Company as the Company may reasonably request.

(b) Use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period of one year from the Exchange Date, or for such shorter period that will terminate when all Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be outstanding or otherwise to be Registrable Securities.

(c) Notwithstanding any other provisions hereof, use its commercially reasonable efforts to ensure that (i) any Shelf Registration Statement and any amendment thereto, at the time each such registration statement or amendment thereto becomes effective, and any Prospectus as of the date thereof forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any supplement to such Prospectus (as amended or supplemented from time to time) (each, as of the date thereof), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement, as required by Section 3(b), and to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC (other than with respect to any such supplement or amendment resulting solely from the incorporation by reference of any report filed under the Securities Exchange Act). In the event that the Exchange Offer is consummated within 365 days after the Exchange Date, the Company shall have no obligation to file a Shelf Registration Statement pursuant to Section 2.2(ii).

2.3. Expenses. The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 2.1 or 2.2. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Shelf Registration Statement.

2.4. Effectiveness. An Exchange Offer Registration Statement pursuant to Section 2.1 will not be deemed to have become effective unless it has been declared effective by the SEC, and a Shelf Registration Statement pursuant to Section 2.2 will not be deemed to have become effective unless it has been declared effective by the SEC or has otherwise become effective under Rule 462 under the Securities Act or any other applicable rule; provided, however, that if, after such Registration Statement has been declared effective or has otherwise become effective, the offering of Registrable Securities pursuant to an Exchange Offer Registration Statement or a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective during the period of such interference, until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.

2.5. Interest. The Company agrees that in the event that (a) (i) if required, the Exchange Offer is not consummated on or prior to the 365th calendar day following the Exchange Date or (ii) if required, a Shelf Registration Statement has not become effective on or prior to the 270th calendar day following the date on which the Company became obligated to file such Shelf Registration Statement under Section 2.2, or (b) if required, the Shelf Registration Statement has been filed and is declared or otherwise becomes effective but ceases to be effective or usable for a period of time that exceeds 120 days in the aggregate in any 12-month period in which it is required to be effective hereunder (each such event referred to in the preceding clauses (a) and (b), a “Registration Default”), the interest rate borne by the New SHW Notes affected thereby shall be increased (“Additional Interest”) immediately upon occurrence of a Registration Default by one-quarter of one percent (0.25%) per annum with respect to the first 90-day period while one or more Registration Defaults is continuing and will increase to a maximum of one-half of one percent (0.50%) per annum Additional Interest thereafter while one or more Registration Defaults is continuing until all Registration Defaults have been cured; provided that Additional Interest shall accrue only for those days that a Registration Default occurs and is continuing, including the date on which any Registration Default shall occur but not including the date on which all Registration Defaults have been cured. Such Additional Interest shall be calculated based on a year consisting of 360 days comprised of twelve 30-day months. Following the cure of all Registration Defaults the accrual of Additional Interest will cease, the interest rate will revert to the original rate and, upon any subsequent Registration Default following any such cure of all Registration Defaults, Additional Interest will begin accruing again at one-quarter of one percent (0.25%) per annum and will increase to a maximum of one-half of one percent (0.50%) per annum as provided above until all Registration Defaults have been cured. Additional Interest shall not be payable with respect to Registration Defaults for any period during which a Shelf Registration Statement is effective and usable by the Holders. Any Additional Interest shall constitute liquidated damages and shall be the exclusive remedy, monetary or otherwise, available to any Holder of New SHW Notes with respect to any Registration Default. The Company shall notify the Trustee within five business days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an “Event Date”). Additional Interest shall be paid by depositing with the Trustee, in trust, for the benefit of the

Holders of Registrable Securities, on or before the applicable semi-annual interest payment date, immediately available funds in sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each interest payment date to the record Holder of New SHW Notes affected thereby entitled to receive the interest payment to be paid on such date as set forth in the Indenture. Each obligation to pay Additional Interest shall be deemed to accrue from and including the day following the applicable Event Date.

Notwithstanding anything else contained herein, no Additional Interest shall be payable in relation to the applicable Shelf Registration Statement or the related Prospectus if (i) such Additional Interest is payable solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited or, if required by the rules and regulations under the Securities Act, quarterly unaudited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared or otherwise become effective to permit Holders to use the related Prospectus or (y) the Company notifies the Holder to suspend use (on one or more occasions) of the Shelf Registration Statement and the related Prospectus for a period not to exceed an aggregate of 120 days in any calendar year because of the occurrence of any material event or development with respect to the Company that, in the reasonable judgment of the Company , would be detrimental to the Company if so disclosed or would otherwise materially adversely affect a financing, acquisition, disposition, merger or other material transaction; provided, however, that in no event shall the Company be required to disclose the business purpose for such suspension. Notwithstanding the foregoing, the Company shall not be required to pay Additional Interest with respect to the New SHW Notes to any Holder if the failure arises from the Company’s failure to file, or cause to become effective, a Shelf Registration Statement within the time periods specified in this Section 2 by reason of the failure of such Holder to provide such information as (i) the Company may reasonably request, with reasonable prior written notice, for use in the Shelf Registration Statement or any Prospectus included therein to the extent the Company reasonably determines that such information is required to be included therein by applicable law, (ii) FINRA or the SEC may request in connection with such Shelf Registration Statement or (iii) is required to comply with the agreements of such Holder as contained herein to the extent compliance thereof is necessary for the Shelf Registration Statement to be declared or otherwise become effective, including, without limitation, a signed notice and questionnaire as distributed by the Company consenting to such Holder’s inclusion in the Prospectus as a selling security holder, evidencing such Holder’s agreement to be bound by the applicable provisions of this Agreement and providing such further information to the Company as the Company may reasonably request.

3. Registration Procedures. In connection with the obligations of the Company with respect to Registration Statements pursuant to Sections 2.1 and 2.2, the Company shall:

(a) prepare and file with the SEC a Registration Statement, within the relevant time period specified in Section 2, on the appropriate form under the Securities Act, which form (i) shall be selected by the Company, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the eligible selling Holders thereof, and (iii) shall, at the time of effectiveness, comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith or incorporated by reference therein, and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2;

(b) subject to the Company’s right to suspend use of a Shelf Registration Statement contained in the second paragraph of Section 2.5, prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period; and cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act and comply with the provisions of the Securities Act, the Securities Exchange Act and the rules and regulations thereunder applicable to them with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof (including sales by any Participating Broker-Dealer); provided, however, that nothing contained herein shall imply that the Company is liable for any action or inaction of any Holder, including any Participating Broker-Dealer;

(c) in the case of a Shelf Registration, (i) notify each Holder of Registrable Securities, at least three business days prior to filing, that a Shelf Registration Statement (except in the case of an Automatic Shelf Registration Statement, in which case at least three business days prior to the inclusion of information regarding selling security holders in the Prospectus forming a part of such Automatic Shelf Registration Statement) with respect to the Registrable Securities is being filed and advise such Holders that the distribution of Registrable Securities will be made in accordance with the method selected by the Majority Holders participating in the Shelf Registration; (ii) furnish to each Holder of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, including financial statements and schedules and, if the Holder so requests, all exhibits in order to facilitate the public sale or other disposition of the Registrable Securities; and (iii) hereby consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

(d) in the case of a Shelf Registration, use its commercially reasonable efforts to register or qualify the Registrable Securities under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder of Registrable Securities covered by a Shelf Registration Statement shall reasonably request by the time the Shelf Registration Statement is declared effective by the SEC or otherwise becomes effective, and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject or (iii) make any changes to its certificate of incorporation or by-laws (or other organizational documents) or any agreement between it and holders of its ownership interests;

(e) notify promptly counsel for the Holders and counsel for the Dealer Managers and, with respect to clauses (i), (iii), (iv) and (v) of this paragraph only, each Holder of Registrable Securities under a Shelf Registration or any Participating Broker-Dealer who has notified the Company that it is utilizing the Exchange Offer Registration Statement as provided in paragraph (f) below and, if requested by such Holder or Participating Broker-Dealer, confirm such advice in writing promptly (i) when a Registration Statement (other than an Automatic Shelf Registration Statement) has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for post-effective amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the happening of any event or the discovery of any facts during the period a Shelf Registration Statement is effective that requires any change in the Registration Statement or Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made); provided, however, that such notice need not identify the event that requires such change, and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities or the Exchange Securities, as the case may be, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(f) in the case of the Exchange Offer Registration Statement (i) include in the Exchange Offer Registration Statement a section entitled “Plan of Distribution” which section shall be reasonably acceptable to the Dealer Managers on behalf of the Participating Broker-Dealers, and which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential “underwriter” status of any broker-dealer that holds Registrable Securities acquired for its own account as a result of market-making activities or other trading activities and that will be the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act) of Exchange Securities to be received by such broker-dealer in the Exchange Offer, whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies, in the reasonable judgment of the Dealer Managers on behalf of the Participating Broker-Dealers and their counsel, represent the prevailing views of the staff of the SEC, including a statement that any such broker-dealer who receives Exchange Securities for Registrable Securities pursuant to the Exchange Offer may be deemed a statutory underwriter and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities, (ii) furnish to each Participating Broker-Dealer who has delivered to the Company the notice referred to in Section 3(e), without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary Prospectus, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request, (iii) hereby consent to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto, by any Person subject to the prospectus delivery requirements of the SEC, including all Participating Broker-Dealers, in connection with the sale or transfer of the Exchange Securities covered by the Prospectus or any amendment or supplement thereto, and (iv) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) the following provision:

“If the exchange offeree is a broker-dealer holding Registrable Securities acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Securities received in respect of such Registrable Securities pursuant to the Exchange Offer;” and

(y) a statement to the effect that by a broker-dealer making the acknowledgment described in clause (x) and by delivering a Prospectus in connection with the exchange of Registrable Securities, the broker-dealer will not be deemed to admit that it is an underwriter within the meaning of the Securities Act;

(g) (i) in the case of an Exchange Offer, furnish counsel for the Dealer Managers and (ii) in the case of a Shelf Registration, furnish counsel for the Holders copies of any comment letters received from the SEC or any other request by the SEC or any state securities authority for amendments or supplements to a Registration Statement or Prospectus or for additional information;

(h) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as practicable;

(i) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities upon request, and each underwriter, if any, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules (without documents incorporated therein by reference and all exhibits thereto, unless requested);

(j) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders or the underwriters, if any, may reasonably request at least three business days prior to the closing of any sale of Registrable Securities;

(k) in the case of a Shelf Registration, upon the occurrence of any event or the discovery of any facts, each as contemplated by Section 3(e)(iv), as promptly as practicable after the occurrence of such an event, use its commercially reasonable efforts to prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities or Participating Broker-Dealers, such Prospectus will not contain at the time of such delivery an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; at such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company agrees promptly to notify each Holder of such determination and to furnish each Holder such number of copies of the Prospectus as amended or supplemented, as such Holder may reasonably request;

(l) obtain a CUSIP number for each Series of Exchange Securities not later than the effective date of a Registration Statement, and provide the Trustee with printed certificates for each Series of Exchange Securities or each Series of Registrable Securities, as the case may be, in a form eligible for deposit with the Depositary;

(m) unless the Indenture has been qualified under the Trust Indenture Act, (i) cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be, (ii) cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act and (iii) execute, and use its commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

(n) in the case of a Shelf Registration, enter into agreements (including, if requested, an underwriting agreement in customary form containing customary representations, warranties, terms and conditions; provided, that the Company shall not be required to enter into such agreement more than once with respect to each Series of Registrable Securities and may delay entering into such agreement until the consummation of any underwritten public offering of debt securities which the Company may have then undertaken) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities and in such connection whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration;

(o) in the case of a Shelf Registration or if a Prospectus is required to be delivered by any Participating Broker-Dealer in the case of an Exchange Offer, make available for inspection by a representative of the Holders of the Registrable Securities, any underwriters participating in any disposition pursuant to a Shelf Registration Statement, any Participating Broker-Dealer and counsel for the Holders, all relevant financial and other records, pertinent corporate documents and properties of the Company reasonably requested by any such Persons, and use commercially reasonable efforts to have the respective officers, directors, employees, and any other agents of the Company supply all relevant information reasonably requested by any such representative, underwriter, Participating Broker-Dealer or counsel for the Holders in connection with a Registration Statement, in each case, as is customary for similar due diligence investigations; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders, any underwriter, any Participating Broker-Dealer and any of their respective representatives, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality, provided, further, that prior notice shall be provided as practicable to the Company of the potential disclosure of any information in connection with a court proceeding or required by law to permit the Company to obtain a protective order or take such other action to prevent disclosure of such information;

(p) a reasonable time prior to the filing of any Exchange Offer Registration Statement or Shelf Registration Statement (other than an Automatic Shelf Registration Statement), any Prospectus forming a part thereof or of any other Prospectus covering Registrable Securities, any amendment to an Exchange Offer Registration Statement or Shelf Registration Statement or amendment or supplement to such Prospectus (other than with respect to any such amendment or supplement resulting solely from the incorporation by reference of any report filed under the Securities Exchange Act), provide copies of such document to the Dealer Managers, counsel for the Holders, if any, and make such changes in any Exchange Offer Registration Statement, Shelf Registration Statement, any such Prospectus or amendment or supplement thereto prior to the filing thereof as counsel for the Holders may reasonably request within three business days of being sent a draft thereof and make the representatives of the Company available for discussion of such documents as shall be reasonably requested by the Dealer Managers;

(q) in the case of a Shelf Registration, use its commercially reasonable efforts to cause the Registrable Securities to be rated by the appropriate rating agencies, if so requested by the Majority Holders, or if requested by the underwriter or underwriters of an underwritten offering of Registrable Securities, if any;

(r) otherwise comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

(s) cooperate and assist in any filings required to be made with FINRA.

In the case of a Shelf Registration Statement, the Company may (as a condition to the participation of such Holder and the beneficial owner of Registrable Securities in the Shelf Registration and in addition to any other conditions to such participation set forth in this Agreement) require each Holder of Registrable Securities to furnish to the Company prior to the 30th day following the Company’s filing of such request for information with the Trustee for delivery to the Holders such information regarding the Holder and the proposed distribution by such Holder or beneficial owner of such Registrable Securities as the Company may from time to time reasonably request in writing.

In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from the Company of the happening of any event or the discovery of any facts, each of the kind described in Section 3(e)(iv), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(k), and, if so directed by the Company, such Holder will deliver to the Company (at its expense) all copies in such Holder’s possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

If any of the Registrable Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the underwriter or underwriters and manager or managers that will manage such offering will be selected by the Majority Holders of such Registrable Securities included in such offering and shall be acceptable to the Company. No Holder of Registrable Securities may participate in any underwritten offering hereunder unless such Holder (a) agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b)

completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

4. Indemnification; Contribution.

(a) The Company agrees to indemnify and hold harmless, each Holder (including the Dealer Managers, if applicable, and each Participating Broker-Dealer) and each Person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act as follows:

(i) against any and all loss, liability, claim, damage and expense, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which Registrable Securities were registered under the Securities Act or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided, that any such settlement is effected with the written consent of the Company; and

(iii) against any and all expense, as incurred (including the reasonable fees and disbursements of counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder or any underwriter expressly for use in a Registration Statement or any Prospectus.

(b) Each Holder severally, but not jointly, agrees to indemnify and hold harmless the Company and the other selling Holders, and each of their respective directors and officers, and each Person, if any, who controls the Company or any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 4(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement or any Prospectus included therein in reliance upon and in conformity with written information with respect to such Holder furnished to the Company by such Holder expressly for use in the Shelf Registration Statement or such Prospectus.

(c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement; the indemnifying party shall assume the defense of such action or proceeding with counsel reasonably satisfactory to such indemnified party, and shall not be liable to such indemnified party under this Section 4 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof. An indemnified party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnified party shall not (except with the consent of the indemnifying party) also be counsel to the indemnifying party. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 4 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 4 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, and the relative benefit received by the indemnified party, on the one hand, and the indemnifying party, on the other hand, in connection with the Exchange Offer and the Shelf Registration, as well as any other relevant equitable considerations.

The relative fault of the Company on the one hand and the Holders on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 4. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 4, each Person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act shall have the same rights to contribution as such Holder, and each director of the Company, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act shall have the same rights to contribution as the Company.

5. Miscellaneous.

5.1. No Inconsistent Agreements. The Company has not entered into and the Company will not after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not and will not for the term of this Agreement in any way conflict with the rights granted to the holders of the Company’s other issued and outstanding securities under any such agreements.

5.2. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure.

5.3. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (a) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 5.3, which address initially is the address set forth in the Dealer Manager Agreement with respect to the Dealer Managers; and (b) if to the Company, initially at the Company’s address set forth in the Dealer Manager Agreement, and thereafter at such other address of which notice is given in accordance with the provisions of this Section 5.3.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture, at the address specified in such Indenture.

5.4. Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Dealer Manager Agreement, any note or global note representing such Registrable Securities or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Dealer Manager Agreement, and such person shall be entitled to receive the benefits hereof.

5.5. Third Party Beneficiaries. The Dealer Managers (even if each Dealer Manager is not a Holder of Registrable Securities) shall be a third party beneficiary to the agreements made hereunder by the Company for the benefit of the Holders and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder. Each Holder of Registrable Securities shall be a third party beneficiary to the agreements made hereunder between the Company, on the one hand, and the Dealer Managers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder.

5.6. Restriction on Resales. Until the expiration of one year after the original issuance of the New SHW Notes, the Company will not, and will cause its “affiliates” (as such term is defined in Rule 144(a)(1) under the Securities Act) not to, resell any New SHW Notes which are “restricted securities” (as such term is defined under Rule 144(a)(3) under the Securities Act) that have been reacquired by any of them and shall immediately upon any purchase of any such New SHW Notes submit such to the Trustee for cancellation.

5.7. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

5.8. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

5.9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

5.10. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

THE SHERWIN-WILLIAMS COMPANY

By:	/s/ Allen J. Mistysyn
Name:	Allen J. Mistysyn
Title:	Senior Vice President – Finance and Chief Financial Officer

[Signature Page to Registration Rights Agreement]

Confirmed and accepted as of the date first above written:

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Adam D. Bordner
Name:	Adam D. Bordner
Title:	Vice President

[Signature Page to Registration Rights Agreement]

Confirmed and accepted as of the date first above written:

WELLS FARGO SECURITIES, LLC

By:	/s/ Carolyn Hurley
Name:	Carolyn Hurley
Title:	Director

[Signature Page to Registration Rights Agreement]